UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

May 13, 2005

Nissan Auto Leasing LLC II
(Originator of the Note Issuer and Transferor of the SUBI Certificate to the Note Issuer)
(Exact name of registrant as specified in its charter)

Nissan-Infiniti LT
(Issuer with respect to the SUBI Certificate)
(Exact name of registrant as specified in its charter)

NILT Trust
(Transferor of the SUBI Certificate to Nissan Auto Leasing LLC II)
(Exact name of registrant as specified in its charter)

Nissan Auto Lease Trust 2004-A
(Issuer with respect to the Notes)
(Exact name of registrant as specified in its charter)

Delaware	333-106763 333-106763-01 333-106763-02 333-118256	95-4885574 33-6226449 52-6935346 51-6557795
(State or other Jurisdiction of incorporation)	(Commission Registration Number)	(I.R.S. Employer Identification Number)

990 WEST 190TH STREET
TORRANCE, CALIFORNIA 90502

___________________________________

(Address of principal executive office)

Registrant's telephone number, including area code: (310) 719-8509

Item 5. Other Events.

This amendment to the Current Reports on Form 8-K, originally dated December 15, 2004, January 18, 2005, February 15, 2005 and March 15, 2005, is being filed in order to replace the exhibit that was attached to each of the original Current Report.

Pursuant to Section 8.09(b) of the 2004-A Servicing Supplement, dated as of October 28, 2004 (the "Agreement"), by and among Nissan-Infiniti LT, as titling trust, NILT Trust, as UTI beneficiary, and Nissan Motor Acceptance Corporation, as servicer (the "Servicer"), the Servicer had previously delivered to the Trustee (as defined in the Agreement) a Settlement Statement (as defined in the Agreement). Copies of such Settlement Statements were previously filed on Current Reports on Form 8-K, originally dated December 15, 2004, January 18, 2005, February 15, 2005 and March 15, 2005. The following items were corrected from each of the filed versions:

  The values for "III. DISTRIBUTIONS - 5. Interest - Class A-4a Notes Interest on Interest Carryover Shortfall" and "III. DISTRIBUTIONS - 5. Interest - Class A-4a Notes Monthly Available Interest Distribution Amount" were transposed.

  There was an error on the value reported for "V. POOL STATISTICS - Cumulative Net Losses for all Periods."

  There was an error on the value reported for "V. POOL STATISTICS - Cumulative Residual Gain (Loss)."

Copies of the corrected Settlement Statement for the month of November 2004, December 2004, January 2005 and February 2005 are filed as Exhibit 20.1, 20.2, 20.3 and 20.4, respectively, to this Form 8-K/A.

Item 7	Financial Statements, Pro Forma Financial Information and Exhibits.
(a) Not applicable.
(b) Not applicable.
(c) Exhibits
The exhibit number corresponds with Item 601(a) of Regulation S-K.
Exhibit No.	Description
20.1	Settlement Statement for the month ended November 30, 2004
20.2	Settlement Statement for the month ended December 31, 2004
20.3	Settlement Statement for the month ended January 31, 2005
20.4	Settlement Statement for the month ended February 28, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.

NISSAN AUTO LEASING LLC II

By:	___/s/___Kazuhiko Kazama_________
Kazuhiko Kazama Treasurer
NISSAN AUTO LEASE TRUST 2004-A
By:	Nissan Auto Leasing LLC II, solely as originator of Nissan Auto Lease Trust 2004-A
	By:	___/s/___Kazuhiko Kazama____
Kazuhiko Kazama Treasurer
NILT TRUST
By:	Nissan Motor Acceptance Corporation, solely as grantor and beneficiary

	By:	___/s/___Kazuhiko Kazama_____
Kazuhiko Kazama Treasurer
NISSAN-INFINITI LT
By:	Nissan Motor Acceptance Corporation, solely as originator of Nissan-Infiniti LT
	By:	___/s/_Kazuhiko Kazama_________
Kazuhiko Kazama Treasurer

May 13, 2005

EXHIBIT INDEX

Exhibit No.	Description	Sequentially Numbered Page
20.1	Settlement Statement for the month ended November 30, 2004	5
20.2	Settlement Statement for the month ended December 31, 2004	9
20.3	Settlement Statement for the month of January 31, 2005	13
20.4	Settlement Statement for the month of February 28, 2005	17